# American Midstream Partners, LP
# EUCI Master Limited Partnership Conference

September 2013

# Forward Looking Statements

This press release includes forward-looking statements. These statements relate to, among other things, projections of operational volumetrics and improvements, growth projects, cash flows and capital expenditures. We have used the words "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "should," "will," "potential," and similar terms and phrases to identify forward-looking statements in this presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. Please see our Risk Factor disclosures included in our Annual Report on Form 10-K for the year ended December 31, 2012 filed on April 16, 2013 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 filed on August 14, 2013. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward- looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this press release.

# Case Study: Our New General Partner and Future Strategy

- **Overview of April 2013 Transactions**
  - Sale of General Partner
  - Dropdown of High Point gathering system to American Midstream
- **August 2013 Equity Restructuring**
  - Restructuring of subordinated units and previous IDRs into new class of IDRs
  - Additional paydown of credit facility
- **Future Strategy and Initiatives**
  - Review of Gonzales County Development Project
- **Question and Answer**

American Midstream Partners

# COMPANY OVERVIEW

# American Midstream Partners, LP

| | |
|---|---|
| **NYSE Ticker** | AMID |
| **Quarterly Distribution** | $0.4325 per unit ($1.73 per unit annualized) |
| **Current Yield** (1) | 7.9% |
| **Equity Market Cap** (1) | $207.1 million |
| **Enterprise Value** (1) (2) | $422.6 million |
| **Weighted Avg. Limited Partner Units** | 9.4 million |

1. As of market close on September 12, 2013. See AMID's Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 filed with the SEC on August 14, 2013.
2. Includes Series A Convertible Preferred securities issued on April 15, 2013.

American Midstream

# Diversified and Strategically Located Assets

- Assets located in Alabama, Louisiana, Mississippi, Tennessee, and Texas
  - Twelve gathering systems, Five processing facilities, One fractionation facility, Two interstate pipelines, and Five intrastate pipelines
  - ~2,100 miles of pipelines that gather and transport more than 850 MMcf/d of natural gas
- Total net book value of assets of $327mm as of June 30, 2013



Transmission
Gathering
Processing Facility
ARKANSAS
Memphis
Alatenn, Bamagas, & Trigas
Fayette
Birmingham
Magnolia
MISSISSIPPI
Harmony
ALABAMA
Heidelberg
Chatom
Bazor Ridge Processing
Alabama Processing
Dallas
Woodbine:
Madison County area
Madison
Eagle Ford:
Gonzales County area
Houston
LOUISIANA
Midla
MLGT
Baton Rouge
Chalmette
New Orleans
Burns Point Processing
Quivira
Gloria & Lafitte
High Point
CIGS
Brazos
0
50
100
200
Miles

Source of pipeline data: Hart Energy

Note: High Point system includes non-jurisdictional gathering pipelines.

## Gathering and Processing

- Diversified asset portfolio
- Significant portion of volumes driven by oil and liquids-rich wells
- Opportunities to grow through organic system expansion and bolt-on acquisitions overlooked by competitors
- Substantial fee-component and reduced commodity exposure through hedging

## Transmission

- Geographically diverse asset base with broad range of customers
- Opportunity to capture market share and add delivery points
- 100% fee-based and fixed-margin business
- More than 75% of gross margin derived from firm-transportation agreements

American Midstream

# Key Investment Highlights

| | |
|---|---|
| **Credible Growth Strategy** | • Early stage growth company with meaningful improvement in total return<br>• Acquisitions and development supported by experience and financial strength of General Partner (GP) sponsor<br>• Potential for additional dropdowns<br>• Customers and production underserved by competitors |
| **Experienced and Incentivized Leadership** | • Management team with more than 25 years of experience<br>• GP controlled by ArcLight Capital, an established private equity firm with a successful history of investing in growth-oriented midstream companies<br>• GP has significant investment in equity interests |
| **Financial Strength** | • New sponsor provides growth capital, financing flexibility, and balance sheet support<br>• Available capacity on $200 million revolving credit facility to fund growth projects |
| **Diversified Asset Base** | • Exposure to both conventional Gulf basins and unconventional shale plays<br>• Strategically located to capitalize on producer focus on oil and NGLs<br>• Supported by significant fee-based cash flow |

American Midstream Partners

# TRANSACTION REVIEW

American Midstream

# April 2013 Transformative High Point Transaction

- **April 2013 transaction added High Point's ("HP") strategically located 700-mile gas transmission and gathering system**
  - Transport gas production from producers drilling deep, high-volume natural gas and crude oil wells, enhancing asset diversity
  - Strong index premium relative to other regional pipeline systems
  - Direct connection to AMID's Gloria, Lafitte, and Chalmette systems and expands footprint into deep shelf Gulf of Mexico
  - Supports production in the Breton Sound, Main Pass, and Mississippi Canyon
- **Meaningfully improved leverage metrics and distribution coverage**
  - Immediately accretive, adding significant cash flow, distribution support, and operational scale
  - Fee-based EBITDA contribution of approx. $10-$12 million annually
  - $1-$2 million of cost synergies expected in 2014
  - Supports current and long-term distribution growth
- **Drives growth strategy across multiple platforms**
  - Commercial and operational synergies with HP assets
  - General Partner-funded development projects integrated into AMID
  - Asset acquisitions to bolster existing footprint / expand into new areas



**ArcLight is strongly committed to ensuring the long-term growth and success of AMID**

American Midstream

# August 2013 Equity Restructuring

**Significantly increases distribution coverage and provides strong incentive for ArcLight to drive long-term sustainable growth**

- All subordinated units and previous Incentive Distribution Rights ("IDRs") combined and restructured as new class of IDRs
- Eliminates prior requirement of American Midstream to pay minimum quarterly distribution on subordinated units, or approximately $2 million per quarter
- New IDRs entitle the holders of the IDRs to receive 48% of quarterly cash distribution after common unit holders receive the full minimum quarterly distribution
- Partnership to receive $12.5 million to repay borrowings on its credit facility
  - Former majority owner of the General Partner entitled to receive warrants to purchase 300,000 of the Partnership's common units with $0.01 per warrant exercise price
    - Exercisable on the latter of 18 months from the completion of the equity restructuring or the date that the common units' closing VWAP exceeds $25.00 for 30 consecutive trading days

American Midstream Partners

# FUTURE STRATEGY

American Midstream

# Growth Strategy

| | |
|---|---|
| **Asset Development** | • Leverage development and operating expertise to establish new asset platforms within or outside of existing geographic footprint<br>• Potential assets at the General Partner level developed and dropped down |
| **Acquisitions/ Drop Downs** | • Acquire nearby assets to consolidate operations, increase scale, and expand service offerings<br>• Acquire assets outside of existing geographic footprint that provide long-term development opportunities |
| **Optimization and Expansion** | • Aggressively pursue new wells, interconnects, and markets<br>• Optimize available capacity with minimal capital requirements<br>• Expand key assets to enhance competitive position |
| **Cost Saving and Asset Rationalization** | • Execute on corporate and operational cost saving initiatives<br>• Identify opportunities to rationalize or restructure non-core assets |

# Gonzales County Development Project

- On May 8, 2013 American Midstream and its General Partner announced a long-term, fee-based agreement to provide midstream services for a large independent producer in the Eagle Ford play in Gonzales County, TX
- Midstream services will consist of full well-stream gathering, treating, and processing infrastructure to handle oil, gas, and water production
- Positioned in the attractive oil window of the Eagle Ford Shale, with favorable upstream economics providing abundant drilling inventory
- Progress update: site procured for central facility and much of required right-of-way as well as selection and mobilization of EPC contractor
- Estimated construction CapEx between $65 million - $75 million
- Operations will commence early 2014
- Provides fee-based EBITDA, geographic diversity, life-of-lease dedication from long-term drilling activity, and exposure to a dominant shale play

## System Details

| | |
|---|---|
| **System Facilities** | - Gathering lines to collect oil, natural gas, and water from the wellhead<br>- Centralized facility to treat and process oil and natural gas<br>- Separate storage facilities for oil, water and NGLs |
| **Design Capacity** | - 95,000 bbl/d of fluids (oil and water)<br>- 15 MMcf/d of natural gas |


Eagle Ford Shale's best areas
Counties with most drilling activity shown
Austin
Houston
San Antonio
TEXAS
Gonzalez
Lavaca
Wilson
DeWitt
Karnes
Atascosa
Dimmit
McMullen
Live Oak
Bee
Gulf of Mexico
MEXICO
Laredo
Corpus Christi
0 50 MILES
Shale regions producing:
Oil
Wet gas, condensate
Dry gas

American Midstream

American Midstream Partners

# CONCLUSION

American Midstream

# Key Takeaways

- High Point Transaction, GP Sale and Equity Restructuring address the critical items that foster long-term, sustainable MLP growth
  - Improved credit and equity profile
  - Support from General Partner to pursue and finance accretive projects
  - Simplified capitalization, including elimination of subordinated unit class and tiered IDR structure
  - Enhanced alignment of interests between MLP and General Partner
  - Consolidated, larger asset base provides scale and additional distribution support
- American Midstream demonstrating immediate results
  - Gonzales County development project
  - Guidance on near-term distribution growth
  - Synergies with High Point system
  - Non-core asset rationalization

# Why Invest in American Midstream?

| Significant Growth | Competitive Advantage | Financial Strength |
|---|---|---|
| • Early stage company with meaningful growth potential<br>• High-return strategy for organic growth, acquisitions, asset development, and drop downs<br>• Expansion into new growth regions | • "Under-the-radar" growth materially benefits small company in distributions and scale<br>• Commercial optimization in conventional basins attracts underserved customers | • Supported by experienced sponsor as General Partner<br>• Well capitalized with ready access to capital markets<br>• Conservative hedging platform<br>• Compelling distribution yield |

American Midstream Partners

# Q&A